EXHIBIT 13.1

                                     CERTIFICATION OF

                                  CHIEF EXECUTIVE OFFICER

                                       PURSUANT TO

                                  18 U.S.C. SECTION 1350,

                                  AS ADOPTED PURSUANT TO

                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Kingston , Chief Executive Officer of DynaMotive Energy Systems Corporation (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2004 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By:    /s/ R. Andrew Kingston
                                                       ----------------------

                                                Name:  R. Andrew Kingston

                                                Title: Chief Executive Officer

                                                Date:  May 27, 2005

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 20-F. A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Annual Report on Form 20-F pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

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                                       EXHIBIT 13.1

                                      CERTIFICATION OF

                                  CHIEF FINANCIAL OFFICER

                                        PURSUANT TO

                                  18 U.S.C. SECTION 1350,

                                   AS ADOPTED PURSUANT TO

                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Richardson, Chief Financial Officer of DynaMotive Energy Systems Corporation (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2004 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  By:    /s/ Brian Richardson
                                                         --------------------

                                                 Name:  Brian Richardson

                                                 Title: Chief Financial Officer

                                                 Date:  May 27, 2005

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 20-F. A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Annual Report on Form 20-F pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.
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